Subsequent events (Details Narrative) - Subsequent Event [Member]	1 Months Ended
Jul. 30, 2024 USD ($)
Original principal amount	$ 5,355,000
Gross proceeds	$ 5,000,000
Interest rate	7.00%
Original issue discount	$ 350,000
Investor's fees	$ 5,000
Outstanding balance for pre-payment	105.00%
Event description	Upon the occurrence of a Trigger Event (as defined in the Note), the Investor shall have the right to increase the balance of the Note by 10% for a Major Trigger Event (as defined in the Note) and 5% for a Minor Trigger Event (as defined in the Note), with an aggregate of 25% as the maximum increase in the outstanding balance. In addition, the Note provides that upon occurrence of an Event of Default, the interest rate shall accrue on the outstanding balance at the rate equal to the lesser of 15% per annum or the maximum rate permitted under applicable law
Maximum
Maximum monthly redemption amount	$ 1,000,000
Minimum
Maximum monthly redemption amount	$ 250,000